UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2010
CoreSite Realty Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 800 Denver, CO	80265

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 777-2673
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On November 12, 2010, CoreSite Realty Corporation (the “Company”) issued a press release regarding its third quarter 2010 financial results. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.
Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
As discussed in Item 2.02 above, we issued a press release regarding our third quarter 2010 financial results.
The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:
The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
No.	Description

99.1**	Press release dated November 12, 2010 regarding third quarter 2010 earnings.

**	Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESITE REALTY CORPORATION
Date: November 12, 2010	By:	/s/ Deedee M. Beckman
	Name:	Deedee M. Beckman
	Title:	Chief Financial Officer